Exhibit 10.12

                                PROMISSORY NOTE

$250,000                                                      New York, New York
                                                              May 12, 2000

      FOR VALUE RECEIVED, the undersigned, Kaleidoscope Media Group, Inc., a Delaware Corporation Debtor), promises to pay to the order of GlobeMedia AG, or its successors or assigns ("Lender"), on December 31, 2000 ("Maturity Date") at Adleiker Str. 246,8105 Regendorf, Switzerland or at such place as the Lender may designate from time to time in writing to the Debtor, in lawful money of the United States of America, the principal sum or Two Hundred and Fifty Thousand Dollars ($250,000) together with interest on the unpaid principal balance of this Note from the date hereof until paid at ten percent (10%) per annum. Interest shall be computed on the basis of a 360-day year.

      The delay or failure to exercise any right hereunder shall not be construed to waive such right. The undersigned hereby waives demand, presentment, protest, notice of dishonor or nonpayment, notice of protest, any and all delays or lack of diligence in collection hereof and assents to each and every extension or postponement of the time of payment or other indulgence.

      The Lender may, at any time, present this Note or any sum payable hereunder to the debtor in satisfaction of any sum due or payable by the Lender or Debtor for any reason whatsoever including, but not limited to the payment for securities subscriptions.

      In the event of default hereunder such that this Note is placed in the hands of an attorney for collection (whether or not suite is filed), or if this
Note is collected by suit or legal proceedings or through bankruptcy proceedings, Debtor agrees to pay reasonable attorney's fees and expenses of collection.

      This not shall be secured by the proceeds from the contracts with Efit Corporation and Global Entertainment Productions copies of which are attached hereto and make a part hereof.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note the date and year first above written.

                                       KALEIDOSCOPE MEDIA GROUP, INC.

                                       By /s/ Myron A. Hyman
                                          --------------------------------------
                                              Myron A. Hyman
                                              President and COO

ATTEST: /s/ ILLEGIBLE